Prepaid Expenses And Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2019
Prepaid Expenses And Other Current Assets [Abstract]
Schedule of prepaid expenses and other current assets
As at December 31,	2019	2018
Prepaid expenses	$12,896	$2,909
Income tax recoverable	26,730	10,329
Inventory(a)	3,556	2,429
Deferred charges(b)	307	475
Other	235	239
Prepaid expenses and other current assets	$43,724	$16,381

(a)      As at December 31, 2019, inventory consisted of $1.4 million of finished goods (December 31, 2018 — $2.2 million) and $2.2 million of work in process (December 31, 2018 — $0.2 million). During the year, $7.0 million was recognized as cost of equipment sales and recorded as an operating expense (December 31, 2018 — $17.7 million, December 31, 2017 — $11.7 million).

(b)      Deferred charges included deferred financing charges relating to the Revolving Credit Facility (December 31, 2018 — former revolving credit facility).